              FIRST WAIVER AND CONSENT TO LOAN AND SECURITY AGREEMENT


          This First Waiver and Consent to Loan and Security Agreement, made as of April 22, 1996 (this "WAIVER"), is by and between Diamond Exteriors, Inc (the "COMPANY") and American National Bank and Trust Company of Chicago (the "BANK"). Capitalized terms used in this Waiver and not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:

          WHEREAS, the Company and the Bank are parties to the Loan and Security Agreement dated as of February 6, 1996 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT");

          WHEREAS, under the Loan Agreement, the Bank agreed to make, in its sole and absolute discretion, Finance Company Loans to the Company in aggregate amounts not exceeding $5,000,000 at any one time outstanding, subject to the conditions precedent set forth in Section 11.2 of the Loan Agreement; and

          WHEREAS, the Bank has agreed to waive certain of the conditions precedent set forth in Section 11.2 of the Loan Agreement and make Finance Company Loans to the Company in aggregate amounts not exceeding $2,000,000 at any one time outstanding, on the terms, and subject to the conditions, set forth in this Waiver;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         SECTION 1.  WAIVER AND CONSENT

          Subject to the completion of the conditions to effectiveness set forth in SECTION 2 of this Waiver, the Bank waives the conditions to funding set forth in subsections 11.2(a) and 11.2(b) of the Loan Agreement; it being understood, however, that notwithstanding anything in the Loan Agreement to the contrary, the Bank has no obligation whatsoever to make Finance Company Loans exceeding $2,000,000 at any one time outstanding until all of the conditions set forth in
Section 11.2 of the Loan Agreement have been satisfied. Subject to the completion of the conditions to effectiveness set forth in SECTION 2 of this Waiver, the Bank agrees and consents that the Finance Company may use the proceeds of any Special Purpose Loan (as defined in the Special Purpose Note Agreement) to generate accounts receivable.

                     SECTION 2.  CONDITIONS TO EFFECTIVENESS

          The obligation of the Bank to make the waivers contemplated by this Amendment, and the effectiveness thereof, are subject to the Bank having received all of the following, each duly executed and dated the date of this Waiver (or such other date as shall be satisfactory to the Bank) in form and substance satisfactory to the Bank:

          (a)  FIRST WAIVER.  This Waiver.

          (b) FINANCE COMPANY LOAN NOTE. The Finance Company Loan Note substantially in the form of Exhibit C to the Loan Agreement.

          (c) OTHER CONDITIONS. All the other documents and condition to funding set forth in Section 11.2 of the Loan Agreement (other than those specifically waived in SECTION 1 of this Waiver).

          (d) OTHER. Such other documents as the Bank may reasonably request.

                            SECTION 3.  MISCELLANEOUS

          3.1 CAPTIONS. The recitals to this Waiver (except for definitions) and the section captions used in this Waiver are for convenience only, and shall not affect the construction of this Waiver.

          3.2 GOVERNING LAW; SEVERABILITY. THIS WAIVER SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Waiver.

          3.3 COUNTERPARTS. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Waiver.

          3.4 SUCCESSORS AND ASSIGNS. This Waiver shall be binding upon the Company and the Bank and their respective successors and assigns, and shall inure to the sole benefit of the Company and the Bank and their successors and assigns. The Company shall have no right to assign its rights or delegate its duties under this Waiver.

          3.5 COSTS, EXPENSES AND TAXES. The Company affirms and acknowledges that Section 13.5 of the Loan Agreement applies to this Waiver and the transactions and agreements and documents contemplated hereunder.


                                    *   *   *

          Delivered at Chicago, Illinois, as of the day and year first above written.


                                     DIAMOND EXTERIORS, INC.


                                     By: /s/ Richard G. Reece
                                         --------------------------
                                         Name:  Richard G. Reece
                                         Title: Assistant Treasurer



                                     AMERICAN NATIONAL BANK AND TRUST
                                       COMPANY OF CHICAGO



                                     By: /s/ John W. Patterson
                                         ---------------------------
                                         Name:  John W. Patterson
                                         Title: Second Vice President